Exhibit 3.02
                      SOUTH CAROLINA ELECTRIC & GAS COMPANY

                       RESTATED ARTICLES OF INCORPORATION

                                TABLE OF CONTENTS



         (This Table of Contents is not part of the Restated Articles of Incorporation and has been inserted herein for convenience only. Nothing contained in this Table of Contents shall be deemed to affect the meaning or construction of any of the provisions contained in the Restated Articles of Incorporation.)


                                                                            Page

RECITAL..................................................................     1

ARTICLE I
         Name of Company.................................................     2

ARTICLE II
         Perpetual existence, rights, powers and liabilities
           under laws of South Carolina...................................    3

ARTICLE III
         Principal place of business......................................    3

ARTICLE IV
         General powers clauses...........................................    3

ARTICLE V
         Number of shares authorized......................................    5

     Classes of series of shares
     A. Seniority of Preferred Stock......................................    5
     B. Preferred Stock
        1.       Issuable in Series........................................   5
        2.       Terms of Preferred Stock which may vary among series......   5
        3.       Relative rights and preferences...........................   6
     C. Dividends on Preferred Stock
        1.       Dividend rates ...........................................   6
        2.       Dividends-Received Percentage for 6.52% Cumulative
                 Preferred Stock...........................................   8
        3.       Ratable dividend payments ................................  10
        4.       Restrictions on payment of dividends on Common Stock......  10
        5.       Definitions:
                 "dividends"...............................................  12
                 "Common Stock Equity".....................................  12
                 "Total Capitalization"....................................  12
                 "Net Income of Company available for dividends on
                    Common Stock"........................................    12
        6.       Consolidated subsidiaries...............................    12
        7.       Reserves................................................    13
     D. Amounts payable upon liquidation, whether voluntary or involuntary.  13
              1.       Purchase Fund for 4.60% Cumulative Preferred Stock..  14
              2.       Purchase Fund for 4.50% Cumulative Preferred Stock..  15
              3.       Purchase Fund for 4.60% (Series A) Cumulative
                         Preferred Stock.................................    16
              4.       Purchase Fund for 5.125% Cumulative Preferred Stock.  18
              5.       Purchase Fund for 4.60% (Series B) Cumulative
                         Preferred Stock.................................    19
              6.       Purchase Fund for 6% Cumulative Preferred Stock...... 21
              7.       Sinking Fund for 9.40% Cumulative Preferred Stock.... 22
              8.       Sinking Fund for 8.12% Cumulative Preferred Stock.... 22
              9.       Sinking Fund for 7.70% Cumulative Preferred Stock.... 23
              10.      Sinking Fund for 8.72% Cumulative Preferred Stock.... 23

     E.       Redemption provisions relating to Preferred Stock...........   24

     F.       Redemption provisions relating to certain series of
                 Preferred Stock.........................................    26

     G.       Voting Powers..............................................    26

     H.       Required consent or vote of Preferred Stock to:

          1.   (a)   Create or issue shares of stock ranking equally or
                     prior to the Preferred Stock or increase authorized
                     Preferred Stock.....................................    27

               (b)   Amend charter affecting preferences, voting powers,
                     restrictions and qualifications.......................  27

               (c)   Issue shares of stock in addition to certain series of
                         Preferred Stock.................................... 28

          2.       Consolidations, mergers or sales of assets............... 28

          3.       Issuance of unsecured indebtedness; exceptions
                   and limitations.......................................    29

         I. Holders of Preferred Stock not entitled to preemptive right to purchase any capital stock or securities convertible into capital stock.........................................29

         J.       Holders of Common Stock not entitled to preemptive right
                  to purchase Shares of Common Stock, options or rights
                  of securities convertible into Common Stock..............  29

ARTICLE VI
         Number of directors required......................................  30


EXHIBIT A.................................................................. A-1

                             STATE OF SOUTH CAROLINA


                               SECRETARY OF STATE


                       RESTATED ARTICLES OF INCORPORATION


         Pursuant to Authority of Section 33-10-107 of the South Carolina Business Corporation Act of 1988, the undersigned Corporation adopts the following Restated Articles of Incorporation:

          1.   The name of the  Corporation  is SOUTH  CAROLINA  ELECTRIC  & GAS
               COMPANY.

          2. The Registered Office of the Corporation is Palmetto Center, 1426 Main Street in the City of Columbia, County of Richland and the State of South Carolina and the name of the Registered Agent at such address is H. Thomas Arthur, II.

          3. At a meeting thereof duly called and held on November 24, 1965, the Board of Directors of SOUTH CAROLINA ELECTRIC & GAS COMPANY (hereinafter sometimes referred to as the "Corporation" or the "Company") authorized the adoption of a restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Agreement of Consolidation, dated June 29, 1943, between the Corporation (sometimes hereinafter referred to as "South Carolina Company") and Lexington Water Power Company (sometimes hereinafter referred to as "Lexington"), together with all amendments thereto theretofore adopted, all as provided in Section 9.8 of the South Carolina Business Corporation Act of 1962 (12-19.8 Supplement Code 1962) and such Restated Articles of Incorporation, dated November 24, 1965, were filed with the Secretary of State of South Carolina on November 24, 1965, and thereupon became the Articles of Incorporation of the Corporation.

          4. At a meeting thereof duly called and held on May 27, 1966, the Board of Directors of the Corporation authorized the adoption of a restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Restated Articles of Incorporation, dated November 24, 1965, together with all amendments thereto theretofore adopted, all as provided in Section 9.8 of the South Carolina Business Corporation Act of 1962 (12-19.8 Supplement to the South Carolina Code of 1962).

          5. At a meeting thereof duly called and held on May 21, 1971, the Board of Directors of the Corporation authorized the adoption of a restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Restated Articles of Incorporation, dated May 27, 1966, together with all amendments thereto theretofore adopted, all as provided in Section 9.8 of the South Carolina Business Corporation Act of 1962 (12-19.8 Supplement to the South Carolina Code of 1962).

          6. At a meeting thereof duly called and held on August 28, 1974, the Board of Directors of the Corporation authorized the adoption of a restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Restated Articles of Incorporation, dated May 21, 1971, together with all amendments thereto theretofore adopted, all as provided in Section 9.8 of the South Carolina Business Corporation Act of 1962 (12-19.8 Supplement to the South Carolina Code of 1962).

          7. At a meeting thereof duly called and held on July 28, 1976, the Board of Directors of the Corporation authorized the adoption of a restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Restated Articles of Incorporation, dated August 28, 1974, together with all amendments thereto theretofore adopted, all as provided in Section 9.8 of the South Carolina Business Corporation Act of 1962 (12-19.8 Supplement to the South Carolina Code of 1962).

         8. At a meeting thereof duly called and held on November 26, 1980, the Board of Directors of the Corporation authorized the adoption of a restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Restated Articles of Incorporation, dated July 28, 1976, together with all amendments thereto theretofore adopted, all as provided in Section 9.8 of the South Carolina Business Corporation Act of 1962 (Section 33-15-80 of the South Carolina Code of 1976).

         9. At a meeting thereof duly called and held on June 26, 1985, the Board of Directors of the Corporation authorized the adoption of a restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Restated Articles of Incorporation, dated November 26, 1980, together with all amendments thereto theretofore adopted, all as provided in Section 33-15-80, as amended, of the South Carolina Business Corporation Act of 1962.

         10. At a meeting thereof duly called and held on June 28, 1989, the Board of Directors of the Corporation authorized the adoption of a restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Restated Articles of Incorporation, dated June 26, 1985, together with all amendments thereto theretofore adopted, all as provided in Section 33-10-107 of the South Carolina Business Corporation Act of 1988.

         11. At a meeting thereof duly called and held on December 15, 1993, the Board of Directors of the Corporation authorized the adoption of a restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Restated Articles of Incorporation, dated June 28, 1989, together with all amendments thereto theretofore adopted, all as provided in Section 33-10-107 of the South Carolina Business Corporation Act of 1988.

         12. At a meeting thereof duly called and held on May 3, 2001, the Board of Directors of the Corporation authorized the adoption of the following restatement of the Articles of Incorporation of the Corporation so as to integrate into a single document the text of the Restated Articles of Incorporation, dated December 15, 1993, together with all amendments thereto theretofore adopted, all as provided in Section 33-10-107 of the South Carolina Business Corporation Act of 1988.

         13. This Restated Articles of Incorporation of the Corporation purports merely to restate but not to change materially the provisions of the aforesaid Restated Articles of Incorporation, dated December 15, 1993, as heretofore amended and supplemented, and there is no material discrepancy between such provisions and the provisions of this Restated Articles of Incorporation.

          14.  The  undersigned   Corporation   adopts  the  following  Restated
               Articles   of   Incorporation,    as   heretofore   amended   and
               supplemented.


                                    ARTICLE I

         The name of the Company is SOUTH CAROLINA ELECTRIC & GAS COMPANY.





                                   ARTICLE II

         The Company shall have perpetual existence and shall have and enjoy all rights and powers accorded by the laws of South Carolina and be subject to all liabilities imposed by such laws.


                                   ARTICLE III

         The principal place of business of the Company shall be Columbia, South Carolina.


                                   ARTICLE IV

         Without limiting the nature of the business which the Company may do as provided in the charters, as amended, of South Carolina Company and Lexington, the general nature of the business which the Company proposes to do is the manufacture, generation, transmission, distribution, purchase and sale, both at wholesale and at retail, of electricity and gas, the sale of electric and gas appliances, and the furnishing of bus transportation service in the City of Columbia and its environs.

         The general nature of the business provided in the charter, as amended, of South Carolina Company is:

         A. To construct, acquire by purchase, lease, consolidation, merger or otherwise; to use, operate, maintain, sell, convey, lease or otherwise dispose of, any works, constructions, plants, systems or parts thereof, and any and all rights or other property necessary or appropriate to the production, use, distribution, sale, regulation, control or application of electricity for any purpose whatsoever; to generate electricity by water, steam or other power; to produce, buy, acquire, deal in, use, lease, sell, furnish, transmit and supply electricity in any form and for any purpose whatsoever.

         B. To purchase, install, deal in, use, sell, lease or otherwise dispose of, machinery, generators, motors, lamps, poles, wires, apparatus, equipment, devices, supplies and articles of every kind pertaining to, or in any wise connected with, the production, use, distribution, regulation, control or application of electricity or electrical apparatus for light, heat, power, railway, manufacturing, and any and all other purposes.

         C. To build, construct, acquire by purchase, lease, consolidation, merger or otherwise, and operate street railways, motor bus lines and transportation lines for freight and passengers, whether operated by steam, electricity or any other motive power whatsoever (except those transportation lines classed as railroads) and to sell, convey, lease or otherwise dispose of the same.

         D. To build, construct, acquire, by purchase, lease, consolidation, merger or otherwise, and to maintain and operate parks, places of amusement and other usual or useful adjuncts to such properties or business, and to sell, convey, lease or otherwise dispose of the same.

          E. To manufacture, purchase, produce, sell, furnish and distribute for light, heat, power and any other purposes whatsoever, natural or artificial gas and to construct, equip, acquire by purchase, lease, consolidation, merger or otherwise and to own, maintain, operate, sell, convey, lease or otherwise dispose of, all necessary and convenient works, conduits, plants, apparatus and connections for holding, receiving, purifying, manufacturing, selling, utilizing and distributing natural and artificial gas; and to manufacture, purchase, sell or otherwise dispose of chemicals or other products derived wholly or in part from gas or gas works, or in the manufacture of gas, and to purchase, install, manufacture, deal in, use, sell or otherwise handle or dispose of gas fixtures and appliances in any way used or useful in connection with the utilization or distribution of natural or artificial gas.

         F. To build, construct, acquire by purchase, lease, consolidation, merger or otherwise; to own, equip, maintain and operate telephone and telegraph lines of all kinds and descriptions, and to sell, convey, lease, or otherwise dispose of all necessary and convenient works, plants, apparatus and connections necessary or desirable in connection therewith; and to purchase, manufacture, install, use, sell or otherwise deal in any and all fixtures, appliances or apparatus, useful, necessary or desirable in connection with the installation or operation of telephone or telegraph lines or systems.

         G. To build, construct, acquire, by purchase, lease, consolidation, merger or otherwise; to own, equip, maintain, operate, sell, convey, lease or otherwise dispose of ice and refrigerating plants and to manufacture, purchase, sell and deal in ice; handling, selling or dealing in the same at retail and/or wholesale.

          H. To build, construct, acquire by purchase, lease, consolidation, merger or otherwise; to own, equip, hold, operate, maintain, sell, convey, lease or otherwise dispose of water powers, power plants, hydro-electric plants, reservoirs, dams, canals, ditches, flumes, pipe lines and such other works, plants, equipment, appliances and appurtenances as may be necessary, useful or appropriate for impounding, storing, conveying, distributing and utilizing water for power, irrigation, sanitary, domestic, manufacturing and otherwise and to use, supply and otherwise dispose of water for all such uses; and to build, construct, acquire by purchase, lease, consolidation, merger or otherwise; to own, hold, operate, maintain, sell, convey, lease or otherwise dispose of hydraulic and other works, transmission lines, lines for the conveying of electric current for power, lighting, heating or other purposes and transforming and distributing stations and circuits.

         I. To acquire by purchase, lease, consolidation, merger or otherwise; to hold, use, own, sell, convey, lease or otherwise dispose of rights of way, easements, privileges, grants, consents and franchises, including franchises or special grants or privileges or consents from the State of South Carolina or other States, or from counties, cities and towns situate in South Carolina or other States, for any of the foregoing businesses or purposes.

         J. To acquire by purchase, lease, consolidation, merger or otherwise; to hold, improve, develop, use, let, sell, convey or otherwise dispose of, real estate and rights and interests in or in respect to real estate or other property; and to exercise the rights of eminent domain in connection with any or all of the objects and purposes for which the company is formed in all respects as such right is now or shall hereafter be authorized by law.

         K. To purchase, hold, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock or any bonds, securities, obligations or evidences of indebtedness of any other corporation or corporations of this or any other State, and, while owner of such stock, to exercise all the rights, powers and privileges of ownership, including the right to vote thereon, and to issue in exchange for any such shares of capital stock, bonds, securities, obligations or evidences of indebtedness, its stocks, bonds, or other obligations.

         L. To guarantee the payment of any bonds, debentures or other securities or obligations issued by any company in which this company is interested, and the payment of dividends and interest on any stocks, bonds, debentures or other securities issued by any such corporation.

         M. The corporation shall have all the powers now or hereafter conferred by the laws of South Carolina on corporations formed for similar objects or purposes, and may carry on any business or operation deemed advantageous, incidental or necessary to any of the purposes or objects hereinbefore enumerated, and, in general, may do whatever a natural person might do in the premises, and may conduct its business in all its branches, not only in the State of South Carolina but in any State, territory, possession or dependency of the United States.

         N. It is expressly provided that the foregoing shall be construed both as objects and powers, and that the enumeration of specific objects, purposes and powers shall in no wise be held or construed to limit or restrict in any manner the general or incidental powers of the corporation.

         The general nature of the business provided in the charter, as amended, of Lexington is to erect and maintain power houses for the generation of electric power by steam or water power and to transmit by wire and sell such electric power, to conduct, transact and carry on in all its branches the manufacture, dyeing, finishing and sale of goods of every kind and description made of cotton, wool or other fibrous material, either or both, of all descriptions whatsoever, and any and all kinds of goods, wares and merchandise made of leather, iron, wood or other material, and to buy and sell all material for manufacture and all products of manufacture, and other goods and merchandise; and to erect, maintain, own, lease and operate, or cause to be operated planing mills, grist mills, saw mills, and all other kinds of mill buildings, machine and work shops, stores, dwellings and other business premises, and to do all such things as are necessary and usually incident to the proper conduct of all or any portion of its business as above enumerated; to construct a dam or dams, on its own lands, across the Saluda River, in Lexington County, at Dreher's or Rauch's Shoals, or both, or at other points on their own land, across said river, at which the said river is not now navigable, for the purpose of utilizing the water power at these shoals to generate electricity and for other purposes; and, having first obtained the approval of the County Commissioners of Lexington or other Counties, Lexington shall have the right to erect poles along the public highways of the County or Counties so approving, and hang wires thereon, for the purpose of transmitting electric current from its power plant on the Saluda River to towns and other municipalities and to manufacturing and industrial enterprises.


                                    ARTICLE V

         The total number of shares which the Company shall be authorized to issue, and the number of such shares which shall be Preferred Stock of the par value of $25 per share, issuable in series, Preferred Stock of the par value of $50 per share, issuable in series, Preferred Stock of the par value of $100 per share, issuable in series, and Common Stock of the par value of $4.50 per share is specified in Exhibit A hereto.

         The relevant information regarding the shares, including classes and series of shares, which the Company shall be authorized to issue, and the designations, relative rights, preferences, and limitations of the shares of each class, and as among the presently established series of Preferred Stock designated as set forth in Exhibit A hereto, and any additional series hereafter established by the Board of Directors of the Company (the "Board of Directors") pursuant to Section B.2 of this Article V, are as follows:

          A. The Preferred Stock is senior to the Common Stock and the Common Stock is subject to all rights and preferences of the Preferred Stock as herein set forth.

         B.1. The Preferred Stock shall be issuable in series and shall consist of the authorized but unissued shares undesignated as to series and the authorized and outstanding shares designated as to series specified in Exhibit A hereto.

            2. The authorized but unissued shares of the Preferred Stock undesignated as to series may be issued in one or more series which shall be established by the Board of Directors. The authorized number of shares of any such series, the designation of such series, and the relative rights, preferences and limitations as among such series and the series which are designated as set forth in Exhibit A (in those respects in which the shares of one series may vary from the shares of other series as herein provided) shall be fixed and determined at any time prior to the issuance thereof by resolution or resolutions of the Board of Directors. All shares of the same series shall be identical.

            3. The Preferred Stock of all series shall be identical except as to the par value (which shall be $25 per share, $50 per share, or $100 per share as specified in Exhibit A hereto) and as to the following relative rights and preferences:

                  (a)      The rate of dividends on shares of such series;

                    (b) Whether shares of such series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

                    (c) The amount payable upon shares of such series in the event of voluntary and involuntary liquidation;

                    (d) Sinking fund provisions, if any, for the redemption or purchase of shares of such series for any sinking fund or purchase fund;

                    (e) The terms and conditions, if any, on which shares of such series may be converted into shares of any other class or series; and

                    (f) The voting rights of the shares of such series. Except as otherwise provided by law, by paragraph 2 of Section G of this Article V, or by the resolutions establishing any series of Preferred Stock in accordance with the provisions of Section B.2 above, whenever the consent or vote or other action on the part of the holders of the Preferred Stock may be required for any purpose, such consent, vote or other action shall be taken by the holders of the Preferred Stock as a single body (unless these Articles or the law of the State of South Carolina specifically provides otherwise), and shall be determined by weighing the vote cast for each share as follows:

                    (i) Each share of the Preferred Stock of the par value of $25 per share shall be entitled to one-quarter of one vote per share;

                           (ii) Each share of the Preferred Stock of the par value of $50 per share identified in Exhibit A hereto as being entitled to one vote per share shall have one vote per share;

                           (iii) Each share of the Preferred Stock of the par value of $50 per share identified in Exhibit A hereto as being entitled to one-half of one vote per share shall have one-half of one vote per share; and

                    (iv) Each share of the  Preferred  Stock of the par value of
                         $100 per share shall be entitled to one vote
                                    per share.


         C.1. Before any dividend shall be declared or paid upon or set apart for, or any other distribution shall be made or ordered in respect of, the Common Stock and before any sum shall be paid or set apart for or applied to the purchase, redemption or other retirement of stock of the Company of any class, the holders of the Preferred Stock, without preference or priority as between series, shall be entitled to receive out of the assets of the Company available for dividends, but only when and as declared by the Board of Directors, dividends as follows:

                  (a) in the case of the 5% Preferred Stock, at the rate of but not exceeding Two Dollars and Fifty Cents ($2.50) per share per annum from July 1, 1943 in respect of shares issued prior to October 1, 1943 and, in respect of shares issued on and after October 1, 1943, from the quarterly dividend payment date which coincides with or next precedes the date of issue thereof, whichever is later, payable on October 1, 1943 and quarterly thereafter as to shares issued prior to such date and payable as to all other shares thereof on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (b) in the case of the 4.60% Cumulative Preferred Stock, at the rate of but not exceeding Two Dollars and Thirty Cents ($2.30) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (c) in the case of the 4.50% Cumulative Preferred Stock, at the rate of but not exceeding Two Dollars and Twenty-five Cents ($2.25) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (d) in the case of the 4.60% (Series A) Cumulative Preferred Stock, at the rate of but not exceeding Two Dollars and Thirty Cents ($2.30) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (e) in the case of the 5.125% Cumulative Preferred Stock, at the rate of but not exceeding Two Dollars and Fifty-six and one-quarter Cents ($2.5625) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (f) in the case of the 4.60% (Series B) Cumulative Preferred Stock, at the rate of but not exceeding Two Dollars and Thirty Cents ($2.30) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (g) in the case of the 6% Cumulative Preferred Stock, at the rate of but not exceeding Three Dollars ($3.00) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (h) in the case of the 9.40% Cumulative Preferred Stock, at the rate of but not exceeding Four Dollars and Seventy Cents ($4.70) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (i) in the case of the 8.12% Cumulative Preferred Stock, at the rate of but not exceeding Eight Dollars and Twelve Cents ($8.12) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (j) in the case of the 7.70% Cumulative Preferred Stock, at the rate of but not exceeding Seven Dollars and Seventy Cents ($7.70) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (k) in the case of the 8.40% Cumulative Preferred Stock, at the rate of but not exceeding Eight Dollars and Forty Cents ($8.40) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter,

                  (l) in the case of the 8.72% Cumulative Preferred Stock, at the rate of but not exceeding Four Dollars and Thirty-six Cents ($4.36) per share per annum from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter, and

                  (m) in the case of the 6.52% Cumulative Preferred Stock (the "6.52% Cumulative Preferred Stock"), at the rate of but not exceeding Six Dollars and Fifty-two Cents ($6.52) per share per annum, as adjusted as provided in Section C.2 herein, from the date of the original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter, and

                  (n) in the case of any series of Preferred Stock established by the Board of Directors pursuant to Section B.2 of this Article V, at such rate as may be fixed and determined by the resolution or resolutions of the Board of Directors establishing such series from the date of original issue of the first share thereof, payable on the first day of either January, April, July or October, whichever of said days first occurs after the issue thereof, and quarterly thereafter.

                  Such dividends upon the Preferred Stock shall be cumulative from and after the respective dates specified above, so that if dividends, at the rate per share per annum specified for each of the series designated as set forth in (a) through (n) above, and at such rate as may be fixed and determined by the resolution or resolutions adopted by the Board of Directors pursuant to Section B.2 (or its successor) of this Article V in the case of any series of Preferred Stock established by the Board of Directors pursuant to said Section B.2 (or its successor), from the date upon which the dividends thereon became cumulative to the end of the then quarterly dividend period, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, then the amount of the deficiency shall be fully paid, but without interest, or dividends upon said shares in such amount shall be declared and a sum sufficient for the payment thereof set apart, before any dividends shall be declared or paid upon or set apart for, or any other distribution shall be made or ordered in respect of, the Common Stock and before any sum shall be paid or set apart for or applied to the purchase, redemption or retirement of stock of the Company of any class. The holders of the Preferred Stock shall not be entitled to participate in or receive any other or further dividend.

          2. With respect to dividends payable on or relating to the shares of 6.52% Cumulative Preferred Stock under Section C.1(m) above, if, prior to 18 months after the date of the original issuance of the 6.52% Cumulative Preferred Stock, one or more amendments to the Internal Revenue Code of 1986, as amended (the "Code"), are enacted that reduce the percentage of the dividends-received deduction (currently 70%) as specified in section 243(a)(1) of the Code or any successor provision (the "Dividends-Received Percentage"), certain adjustments may be made in respect of the dividends payable by the Company with respect to the 6.52% Cumulative Preferred Stock, and Post Declaration Date Dividends and Retroactive Dividends (as such terms are defined below) may become payable, as described in the further provisions of this Section C.2.

                  The amount of each dividend payable (if declared) per share of 6.52% Cumulative Preferred Stock for dividend payments made on or after the effective date of such change in the Code will be adjusted by multiplying the amount of the dividend payable at the stated dividend rate of 6.52% (before adjustment) by a factor, which will be the number determined in accordance with the following formula (the "DRD Formula"), and rounding the result to the nearest cent (with one-half cent rounded up):

                                         1-.35 (1-.70)
-----------------------------            --------------
                                          1-.35 (1-DRP)

                  For the purposes of the DRD Formula, "DRP" means the Dividends-Received Percentage (expressed as a decimal) applicable to the dividend in question; provided, however, that if the Dividends-Received Percentage applicable to the dividend in question shall be less than 50%, then the DRP shall equal .50. No amendment to the Code, other than a change in the percentage of the dividends-received deduction set forth in section 243(a)(1) of the Code or any successor provision thereto, will give rise to an adjustment. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Company receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Company or a private letter ruling or similar form of authorization from the Internal Revenue Service ("IRS") to the effect that such amendment does not apply to a dividend payable on the 6.52% Cumulative Preferred Stock, then such amendment will not result in the adjustment provided for pursuant to the DRD Formula with respect to such dividend. The opinion referenced in the previous sentence shall be based upon the legislation amending or establishing the DRP or upon a published pronouncement of the IRS addressing such legislation. Unless the context otherwise requires, references to dividends in this Section C.2 mean dividends as adjusted by the DRD Formula. The Company's calculation of the dividends payable, as so adjusted and as certified accurate as to calculation and reasonable as to method by the independent certified public accountants regularly engaged by the Company, shall be final and not subject to review absent manifest error.

                  Notwithstanding the foregoing, if any such amendment to the Code is enacted after the dividend payable on a dividend payment date has been declared, the amount of the dividend payable on such dividend payment date will not be increased; instead, additional dividends (the "Post Declaration Date Dividends") equal to the excess, if any, of (x) the product of the dividend paid by the Company on such dividend payment date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage applicable to the dividend in question and .50) over (y) the dividend paid by the Company on such dividend payment date, will be payable (if declared) to holders of 6.52% Cumulative Preferred Stock on the record date applicable to the next succeeding dividend payment date or, if the 6.52% Cumulative Preferred Stock is called for redemption prior to such record date, to holders of 6.52% Cumulative Preferred Stock on the applicable redemption date, as the case may be, in addition to any other amounts payable on such date.

                  If any such amendment to the Code is enacted and the reduction in the Dividends-Received Percentage retroactively applies to a dividend payment date as to which the Company previously paid dividends on the 6.52% Cumulative Preferred Stock (each, an "Affected Dividend Payment Date"), the Company will pay (if declared) additional dividends (the "Retroactive Dividends") to holders of 6.52% Cumulative Preferred Stock on the record date applicable to the next succeeding dividend payment date (or, if such amendment is enacted after the dividend payable on such dividend payment date has been declared, to holders of 6.52% Cumulative Preferred Stock on the record date following the date of enactment), or, if the 6.52% Cumulative Preferred Stock is called for redemption prior to such record date, to holders of 6.52% Cumulative Preferred Stock on the applicable redemption date, as the case may be, in an amount equal to the excess of (x) the product of the dividend paid by the Company on each Affected Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage and .50 applied to each Affected Dividend Payment Date) over (y) the sum of the dividend paid by the Company on each Affected Dividend Payment Date. The Company will only make one payment of Retroactive Dividends for any such amendment. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Company receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Company or a private letter ruling or similar form of authorization from the IRS to the effect that such amendment does not apply to a dividend payable on an Affected Dividend Payment Date for the 6.52% Cumulative Preferred Stock, then such amendment will not result in the payment of Retroactive Dividends with respect to such Affected Dividend Payment Date. The opinion referenced in the previous sentence shall be based upon the legislation amending or establishing the DRP or upon a published pronouncement of the IRS addressing such legislation.

                  Notwithstanding the foregoing, no adjustment in the dividends payable by the Company shall be made, and no Post Declaration Date Dividends or Retroactive Dividends shall be payable by the Company, in respect of the enactment of any amendment to the Code 18 months or more after the date of original issuance of the 6.52% Cumulative Preferred Stock that reduces the Dividends-Received Percentage.

                  In the event that the amount of dividends payable per share of the 6.52% Cumulative Preferred Stock is adjusted pursuant to the DRD Formula and/or Post Declaration Date Dividends or Retroactive Dividends are to be paid, the Company will give notice of each such adjustment and, if applicable, any Post Declaration Date Dividends and Retroactive Dividends to the holders of 6.52% Cumulative Preferred Stock.

            3. In the event that the assets of the Company available for dividends are insufficient to pay or to justify making provision for the payment of the full quarterly dividend on the Preferred Stock of all series then outstanding or in the event of arrearages thereon, the Company shall, so long as Preferred Stock of more than one series is outstanding, make dividend payments ratably, to the extent declared, upon all outstanding shares of Preferred Stock of all series then outstanding in proportion to the amount of the cumulative dividends (including arrears, if any) to which each outstanding share of Preferred Stock of each series is entitled upon the date of such dividend payment.

            4. After the requirements in respect of the dividends upon the Preferred Stock, as hereinbefore set forth, to the end of the then current quarterly dividend period for said stock shall have been met, and subject to any Purchase Fund or Sinking Fund provisions heretofore or hereafter fixed and determined for any series of Preferred Stock pursuant to this Article V, the holders of the Common Stock shall be entitled to receive out of the remaining assets of the Company available for dividends, such dividends as may from time to time be declared by the Board of Directors, subject, however, so long as any shares of Preferred Stock shall be outstanding, to the following restrictions:

               (a) no dividends shall be paid on the Common Stock if after such dividend the aggregate amount of such dividends paid since December 31, 1945, exceeds the sum of the aggregate amount credited to earned surplus subsequent to December 31, 1945, less the aggregate amount charged to earned surplus subsequent to December 31, 1945, otherwise than with respect to any such dividends, provided, however, that no charge shall be made to capital surplus accumulated prior to January 1, 1946 or to earned surplus accumulated prior to January 1, 1946 except that the Company may make charges to earned surplus accumulated prior to January 1, 1946 or to capital surplus accumulated prior to January 1, 1946 (i) for the write-down or write-off of any portion of the Company's Electric Plant which may be classified as Electric Plant Adjustment or any portion of the Company's other utility plant which may be classified as plant adjustment or plant acquisition adjustment, which write-down or write-off the Company is required to make pursuant to an order of the South Carolina Public Service Commission or of the Federal Power Commission entered in connection with the determination of the "Original Cost", or (ii) for the write-down or write-off of any portion of the Company's Electric Plant which may be classified as Electric Plant Acquisition Adjustment or Electric Plant Adjustment, which write-down or write-off the Company is required to make pursuant to an order of the Federal Power Commission entered in connection with the determination of the "Actual Legitimate Original Cost" of the properties of the Company, and

               (b) if and so long as the Common Stock Equity, as hereinafter defined, at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than twenty per centum (20%) of Total Capitalization, as defined, the Company shall not declare dividends on the Common Stock in an amount which, together with all other dividends on Common Stock declared within the year ending with (and including) the date of such dividend declaration, exceeds fifty per centum (50%) of the Net Income of the Company Available for Dividends on the Common Stock, as defined, for the twelve full calendar months immediately preceding the month in which such dividends are declared, and

               (c) if and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than twenty-five per centum (25%) but not less than twenty per centum (20%) of Total Capitalization, the Company shall not declare dividends on the Common Stock in an amount which, together with all other dividends on Common Stock declared subsequent to December 31, 1945, exceeds seventy-five per centum (75%) of Net Income of the Company Available for Dividends on the Common Stock for the period from December 31, 1945 to and including the end of the calendar month immediately preceding the month in which such dividends are declared, and

               (d) at any time when the Common Stock Equity is twenty-five per centum (25%) or more of Total Capitalization, the Company may not pay dividends on shares of the Common Stock which would reduce the Common Stock Equity below twenty-five per centum (25%) of Total Capitalization; provided, however, that even though the payment of such dividends would reduce the Common Stock Equity below twenty-five per centum (25%) of Total Capitalization, such dividends may be declared to the extent that the same, together with all dividends on Common Stock declared subsequent to December 31, 1945, do not exceed seventy-five per centum (75%) of the Net Income of the Company Available for Dividends on the Common Stock for the period from December 31, 1945 to and including the end of the calendar month immediately preceding the month in which such dividends are declared.

                           In computing the amount available for any dividend,
                  distribution, purchase or acquisition, charges and credits to earned surplus shall be made in accordance with sound accounting practice.


            5.    For the purpose of this Section C of Article V:

                           The word "dividends" when used with reference to the
                  Common Stock shall include dividends or other distributions on or the purchase or other acquisition for value of shares of Common Stock, but shall not include any portion of dividends payable in shares of the Common Stock.

                           The term "Common Stock Equity" shall mean the sum of
                  the amount of the par or stated value of the issued and outstanding shares of the Common Stock and the surplus (including capital or paid-in surplus) and premium on Common Stock of the Company less the amount known, or estimated if not known, to represent the excess, if any, of recorded value over original cost of used and useful utility plant and other property, and less any items set forth on the asset side of the balance sheet as a result of accounting convention such as unamortized debt discount and expense, capital stock discount and expense, and the excess, if any, of the aggregate amount payable on involuntary dissolution, liquidation or winding up of the Company upon all outstanding shares of Preferred Stock of all series over the aggregate par value of such shares, unless such amount or items so to be deducted in the determination of the Common Stock Equity are being amortized, depreciated, or otherwise disposed of.

                           The term "Total Capitalization" shall mean the
                  aggregate of the par value of the issued and outstanding shares of stock of all classes of the Company and the surplus (including capital or paid-in surplus) and premium on capital stock of the Company, plus the principal amount of all outstanding debt maturing more than twelve months from the date of the determination of Total Capitalization.

                           The term "Net Income of the Company Available for
                  Dividends on the Common Stock" shall mean, for any twelve months' period, or for the period from December 31, 1945 to the date as of which such net income is being determined, as the case may be, an amount equal to the sum of the operating revenues and income from investments and other miscellaneous income for such period, less all deductions (including accruals) for operating expenses for such period, including maintenance and provision for depreciation or amortization, income and excess profits and other taxes, interest charges, other amortization charges and other income deductions (provided, however, that no deduction shall be made with respect to the appropriation in the amount of $500,000 made in May, 1948 to create a reserve to partly provide for the excess of cost of investment in South Carolina Power Company over its underlying book value at date of acquisition by the Company), all as shall be determined in accordance with sound accounting practice, and less also current and accrued dividends on all outstanding shares of stock of the Company ranking prior to the Common Stock as to dividends or assets. For the purpose of determining Net Income of the Company Available for Dividends on the Common Stock the deduction on account of provision for depreciation on all the property of the Company shall be in the amount therefor shown on the books of the Company but, with respect to property of the Company other than the Company's motor coach transportation property, shall not be less than 15% of the gross operating revenues of the Company derived from the sale of electricity and manufactured or natural gas during such period after deducting from such revenues an amount equal to the aggregate cost of electricity or manufactured or natural gas purchased during such period for the purpose of resale in connection with the operation of the Company's operating property, less an amount equal to the aggregate of the charges to operating expense during such period for current repairs and maintenance of such operating property.

            6. If at the time when any calculation of Common Stock Equity, Total Capitalization or Net Income of the Company Available for Dividends on the Common Stock is required to be made, the Company shall have one or more subsidiaries whose accounts may properly be consolidated with the accounts of the Company, such calculation shall be made for the Company with such subsidiaries on a consolidated basis in accordance with sound accounting practice.

            7. Anything herein contained to the contrary notwithstanding, the rights of the holders of all classes of stock of the Company in respect of dividends shall at all times be subject to the power of the Board of Directors from time to time to set aside such reserves and/or to make such other provisions, if any, for working capital and for additions and improvements to fixed properties and equipment as said Board shall deem to be necessary or advisable.

     D. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any reduction of its capital stock resulting in any distribution of its assets to its stockholders, the holders of the Preferred Stock, without preference or priority as between series, shall be entitled to receive out of the assets of the Company, whether from capital, from surplus or from earnings, available for distribution to its stockholders, before any amount shall be paid to the holders of the Common Stock, a sum per share equal to the par value per share, plus, in the case of any distribution resulting from a reduction of capital stock or in the event that such dissolution, liquidation or winding up shall have been voluntary, (a) in the case of the 5% Preferred Stock a premium of Two Dollars and Fifty Cents ($2.50) per share, (b) in the case of the presently designated series of Preferred Stock as set forth in Exhibit A hereto a premium per share in an amount equal to the difference between the par value per share and the then redemption price per share as provided in Sections E and F of this Article V, and (c) in the case of any series of Preferred Stock established by the Board of Directors pursuant to Section B.2 (or its successor) of this Article V, a premium in an amount equal to the difference between the par value per share and the redemption price per share of shares of such series fixed and determined by the resolution or resolutions of the Board of Directors establishing such series, in effect at the time of such voluntary dissolution, liquidation or winding up, and in addition thereto, in all cases, an amount which, together with the aggregate of the dividends previously paid upon such share, will be equal, in the case of all presently designated series as set forth in Exhibit A hereto, to the annual dividend rate for such series (but without interest) as set forth in 1(a) through 1(n) of Section C.1 of this Article V, from the date upon which the dividends thereon became cumulative to the date of the distribution upon such liquidation or dissolution or winding up or reduction, and the holders of the Preferred Stock shall not be entitled to any other or further distribution. If the assets of the Company available for distribution to the holders of the Preferred Stock shall be insufficient to permit the payment in full of the sums payable as aforesaid to the holders of all the outstanding shares of Preferred Stock of all series then outstanding upon such liquidation or dissolution or winding up or reduction, all such assets of the Company shall be distributed ratably among the holders of all the outstanding shares of Preferred Stock of all series then outstanding, without preference or priority as between series, in proportion to the full preferential amount (including cumulative dividends and premiums, if any) which each such share would be entitled to receive, if such assets were sufficient to permit distribution in full as aforesaid. The redemption by the Company of its Preferred Stock of any series or the purchase of shares of its Preferred Stock of any series or of its Common Stock in any manner permitted by law shall not for the purpose of this Section D be regarded as a liquidation, dissolution or winding up of the Company or as a reduction of its capital; provided that, except as provided in any Purchase Fund or Sinking Fund provisions heretofore or hereafter fixed and determined for any series of Preferred Stock pursuant to this Article V, the Company shall not, so long as any shares of Preferred Stock remain outstanding, purchase any of its Preferred Stock or Common Stock otherwise than out of earned surplus or net profits of the Company at the time available for payment of dividends on its Common Stock or from the proceeds received within a period of six (6) months prior to such purchase from the sale of stock of any class subordinate to the Preferred Stock both as to dividends and assets. Nothing in this Section D contained, however, shall prevent the Company from acquiring its Preferred Stock of any series for retirement by the exchange therefor of any class of stock of the Company which is now or hereafter may be lawfully authorized. A consolidation or merger of the Company with, or into, any other corporation or corporations, or a consolidation or merger of any other corporation or corporations into the Company, or a sale or transfer of substantially all of its assets as an entirety, shall not be regarded as a liquidation, dissolution or winding up of the Company within the meaning of this Section D. A dividend or distribution to stockholders from net profits or surplus earned after the date of any such reduction of capital stock as does not result in any distribution of assets to holders of its Common Stock, or the purchase or redemption of Preferred Stock of any series or of Common Stock by the application of such net profits or surplus, shall not be deemed to be a distribution resulting from such reduction. After payment in full of the sums hereinabove stated to be payable in respect of the Preferred Stock upon any such liquidation, dissolution, winding up, reduction or other distribution, then the remaining assets of the Company available for distribution to the stockholders shall be distributed ratably among the holders of the Common Stock.

               1. On October 1, 1951 and on October 1 in each year thereafter so long as any of the 4.60% Cumulative Preferred Stock shall remain outstanding, the Company shall, subject to the provisions of Section C of this Article V, set aside as a Purchase Fund for the 4.60% Cumulative Preferred Stock (herein called the "Purchase Fund") an amount equal to 2-1/2% of the aggregate par value of the largest number of shares of 4.60% Cumulative Preferred Stock at any time theretofore outstanding; provided, however, that amounts set aside for Purchase Funds heretofore or hereafter established for the several series of Preferred Stock shall be set aside without preference or priority as between series so that if at any time there shall be a deficiency (including any amount then required to be set aside) in the Purchase Funds for two or more series of Preferred Stock, any satisfaction of such deficiencies shall be made simultaneously for such two or more Purchase Funds in proportion to the amounts of the respective deficiencies therein. On or before each such October 1 the Company shall in writing, addressed to all holders of record of the 4.60% Cumulative Preferred Stock, invite tenders of 4.60% Cumulative Preferred Stock at the par value thereof, plus an amount equal to accrued dividends to the next succeeding October 31, in an amount sufficient to exhaust the moneys so set aside in the Purchase Fund. The invitations for tenders shall specify how tenders shall be made and how notification of acceptance thereof will be given. Tenders may be made on or before October 25, in each year. If the par value of the shares of 4.60% Cumulative Preferred Stock tendered in response to any such invitation aggregates more than the amount available in the Purchase Fund such tenders shall be accepted pro rata in proportion to the total number of shares of 4.60% Cumulative Preferred Stock tendered respectively by the holders thereof who shall have made such tenders, provided that in any event, each holder of 4.60% Cumulative Preferred Stock shall be entitled to tender and to have purchased by the Company on each such invitation, at least the number of shares of the 4.60% Cumulative Preferred Stock held by such holder which bears the same ratio to the total number of shares to be purchased pursuant to the invitation as the number of shares held of record by such holder at the close of business on the last business day before the date of such invitation, bears to the total number of shares of 4.60% Cumulative Preferred Stock then outstanding. Tenders shall be accepted of sufficient shares of 4.60% Cumulative Preferred Stock to exhaust all of the moneys in the Purchase Fund. Payment for 4.60% Cumulative Preferred Stock for which tenders shall have been accepted shall be made on the October 31 following the last day for the making of tenders. To the extent that tenders in any year are not made in an amount sufficient to exhaust all of the moneys so held in the Purchase Fund, such excess moneys in the Purchase Fund for that year shall be released from the Purchase Fund and become free funds to the Company. The obligation to set aside amounts in the Purchase Fund shall be cumulative, so that if, on October 1 of each year cash in the required amount shall not have been set aside in full, the amount of the deficiency shall be added to the Purchase Fund for the next succeeding year until the total aggregate amount which shall have been set aside in such Purchase Fund, and used or released to the Company in accordance with the provisions of this Section D.1, shall equal 2-1/2% of the aggregate par value of the largest number of shares of 4.60% Cumulative Preferred Stock at any time theretofore outstanding, multiplied by the number of twelve month periods which shall have elapsed since October 1, 1950. No dividends shall be declared or paid upon or set apart for any shares of Common Stock or any sums applied to the purchase, redemption or other retirement of Common Stock, so long as any such deficiency shall exist in the Purchase Fund. Amounts to satisfy any such deficiency in the Purchase Fund, in whole or in part, may be set aside in the Purchase Fund at any time, for application in the manner aforesaid on the next succeeding October 1, provided however, that if at any time between any October 31 and July 1 of the following year the amount so set aside in the Purchase Fund shall aggregate $30,000 or more, the Company shall immediately invite tenders of 4.60% Cumulative Preferred Stock in the manner aforesaid, in an amount sufficient to exhaust the moneys in the Purchase Fund, at the par value thereof plus an amount equal to accrued dividends to a date which shall be thirty days from the date of such invitation, the invitation to remain open for twenty-five days; and on or before the thirtieth day following the date of such invitation, the Company shall accept tenders and make payment for 4.60% Cumulative Preferred Stock tendered, at the pace aforesaid in the same manner as above provided with respect to moneys set aside in the Purchase Fund on October 1 in each year, and to the extent that tenders are not made in an amount sufficient to exhaust the moneys so held in the Purchase Fund, such moneys shall likewise be released from the Purchase Fund and become free funds to the Company. Amounts equal to accrued dividends on 4.60% Cumulative Preferred Stock purchased through the Purchase Fund shall be paid by the Company by the use of moneys not in the Purchase Fund, and shall not be charged to the Purchase Fund. Shares of 4.60% Cumulative Preferred Stock purchased through the Purchase Fund shall be cancelled and shall not be reissued.

               2. On June 1, 1957 and on June 1 in each year thereafter so long as any of the 4.50% Cumulative Preferred Stock shall remain outstanding, the Company shall, subject to the provisions of Section C of this Article V, set aside as a Purchase Fund for the 4.50% Cumulative Preferred Stock (herein called the "4.50% Preferred Stock Purchase Fund") an amount equal to 2% of the aggregate par value of the largest number of shares of 4.50% Cumulative Preferred Stock at any time theretofore outstanding; provided, however, that amounts set aside for Purchase Funds heretofore or hereafter established for the several series of Preferred Stock shall be set aside without preference or priority as between series so that if at any time there shall be a deficiency (including any amount then required to be set aside) in the Purchase Funds for two or more series of Preferred Stock, any satisfaction of such deficiencies shall be made simultaneously for such two or more Purchase Funds in proportion to the amounts of the respective deficiencies therein. On or before each such June 1 the Company shall in writing, addressed to all holders of record of the 4.50% Cumulative Preferred Stock, invite tenders of 4.50% Cumulative Preferred Stock at the par value thereof, plus an amount equal to accrued dividends to the next succeeding June 30, in an amount sufficient to exhaust the moneys so set aside in the 4.50% Preferred Stock Purchase Fund. The invitations for tenders shall specify how tenders shall be made and how notification of acceptance thereof will be given. Tenders may be made on or before June 25, in each year. If the par value of the shares of 4.50% Cumulative Preferred Stock tendered in response to any such invitation aggregates more than the amount available in the 4.50% Preferred Stock Purchase Fund such tenders shall be accepted pro rata (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) in proportion to the total number of shares of 4.50% Cumulative Preferred Stock tendered respectively by the holders thereof who shall have made such tenders, provided that in any event, each holder of 4.50% Cumulative Preferred Stock shall be entitled to tender and to have purchased by the Company on each such invitation, at least the number of shares (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) of the 4.50% Cumulative Preferred Stock held by such holder which bears the same ratio to the total number of shares to be purchased pursuant to the invitation as the number of shares held of record by such holder at the close of business on the last business day before the date of such invitation, bears to the total number of shares of 4.50% Cumulative Preferred Stock then outstanding. Tenders shall be accepted of sufficient shares of 4.50% Cumulative Preferred Stock to exhaust all of the moneys in the 4.50% Preferred Stock Purchase Fund. Payment for 4.50% Cumulative Preferred Stock for which tenders shall have been accepted shall be made on the June 30 following the last day for the making of tenders. To the extent that tenders in any year are not made in an amount sufficient to exhaust all of the moneys so held in the 4.50% Preferred Stock Purchase Fund, such excess moneys in the 4.50% Preferred Stock Purchase Fund for that year shall be released from the 4.50% Preferred Stock Purchase Fund and become free funds to the Company. The obligation to set aside amounts in the 4.50% Preferred Stock Purchase Fund shall be cumulative, so that if, on June 1 of each year cash in the required amount shall not have been set aside in full, the amount of the deficiency shall be added to the 4.50% Preferred Stock Purchase Fund for the next succeeding year until the total aggregate amount which shall have been set aside in such 4.50% Preferred Stock Purchase Fund, and used or released to the Company in accordance with the provisions of this Section D.2, shall equal 2% of the aggregate par value of the largest number of shares of 4.50% Cumulative Preferred Stock at any time theretofore outstanding, multiplied by the number of twelve month periods which shall have elapsed since June 1, 1956. No dividends shall be declared or paid upon or set apart for any shares of Common Stock or any sums applied to the purchase, redemption or other retirement of Common Stock, so long as any such deficiency shall exist in the 4.50% Preferred Stock Purchase Fund. Amounts to satisfy any such deficiency in the 4.50% Preferred Stock Purchase Fund, in whole or in part, may be set aside in the 4.50% Preferred Stock Purchase Fund at any time, for application in the manner aforesaid on the next succeeding June 1, provided however, that if at any time between any June 30 and March 1 of the following year the amount so set aside in the 4.50% Preferred Stock Purchase Fund shall aggregate $40,000 or more, the Company shall immediately invite tenders of 4.50% Cumulative Preferred Stock in the manner aforesaid, in an amount sufficient to exhaust the moneys in the 4.50% Preferred Stock Purchase Fund, at the par value thereof plus an amount equal to accrued dividends to a date which shall be thirty days from the date of such invitation, the invitation to remain open for twenty-five days; and on or before the thirtieth day following the date of such invitation, the Company shall accept tenders and make payment for 4.50% Cumulative Preferred Stock tendered, at the price aforesaid in the same manner as above provided with respect to moneys set aside in the 4.50% Preferred Stock Purchase Fund on June 1 in each year, and to the extent that tenders are not made in an amount sufficient to exhaust the moneys so held in the 4.50% Preferred Stock Purchase Fund such moneys shall likewise be released from the 4.50% Preferred Stock Purchase Fund and become free funds to the Company. Amounts equal to accrued dividends on 4.50% Cumulative Preferred Stock purchased through the 4.50% Preferred Stock Purchase Fund shall be paid by the Company by the use of moneys not in the 4.50% Preferred Stock Purchase Fund, and shall not be charged to the 4.50% Preferred Stock Purchase Fund. Shares of 4.50% Cumulative Preferred Stock purchased through the 4.50% Preferred Stock Purchase Fund shall be cancelled and shall not be reissued.

     3. On June 1, 1958 and on June 1 in each year thereafter so long as any of the 4.60% (Series A) Cumulative Preferred Stock shall remain outstanding, the Company shall, subject to the provisions of Section C of this Article V, set aside as a Purchase Fund for the 4.60% (Series
          A) Cumulative Preferred Stock (herein called the "4.60% (Series A) Preferred Stock Purchase Fund") an amount equal to 2% of the aggregate par value of the largest number of shares of 4.60% (Series A) Cumulative Preferred Stock at any time theretofore outstanding;
          provided, however, that amounts set aside for Purchase Funds heretofore or hereafter established for the several series of Preferred Stock shall be set aside without preference or priority as between series so that if at any time there shall be a deficiency (including any amount then required to be set aside) in the Purchase Funds for two or more series of Preferred Stock, any satisfaction of such deficiencies shall be made simultaneously for such two or more Purchase Funds in proportion to the amounts of the respective deficiencies therein. On or before each such June 1 the Company shall in writing, addressed to all holders of record of the 4.60% (Series A) Cumulative Preferred Stock, invite tenders of 4.60% (Series A)
          Cumulative Preferred Stock at the par value thereof, plus an amount equal to accrued dividends to the next succeeding June 30, in an amount sufficient to exhaust the moneys so set aside in the 4.60% (Series A) Preferred Stock Purchase Fund. The invitations for tenders shall specify how tenders shall be made and how notification of acceptance thereof will be given. Tenders may be made on or before June 25, in each year. If the par value of the shares of 4.60% (Series
          A) Cumulative Preferred Stock tendered in response to any such invitation aggregates more than the amount available in the 4.60%
          (Series A) Preferred Stock Purchase Fund such tenders shall be accepted pro rata (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) in proportion to the total number of shares of 4.60% (Series A) Cumulative Preferred Stock tendered respectively by the holders thereof who shall have made such tenders, provided that in any event, each holder of 4.60% (Series A) Cumulative Preferred Stock shall be entitled to tender and to have purchased by the Company on each such invitation, at least the number of shares (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) of the 4.60% (Series A) Cumulative Preferred Stock held by such holder which bears the same ratio to the total number of shares to be purchased pursuant to the invitation as the number of shares held of record by such holder at the close of business on the last business day before the date of such invitation, bears to the total number of shares of 4.60% (Series A) Cumulative Preferred Stock then outstanding. Tenders shall be accepted of sufficient shares of 4.60% (Series A) Cumulative Preferred Stock to exhaust all of the moneys in the 4.60% (Series A) Preferred Stock Purchase Fund. Payment for 4.60% (Series A) Cumulative Preferred Stock for which tenders shall have been accepted shall be made on the June 30 following the last day for the making of tenders. To the extent that tenders in any year are not made in an amount sufficient to exhaust all of the moneys so held in the 4.60% (Series A) Preferred Stock Purchase Fund, such excess moneys in the 4.60% (Series A) Preferred Stock Purchase Fund for that year shall be released from the 4.60% (Series A) Preferred Stock Purchase Fund and become free funds to the Company. The obligation to set aside amounts in the 4.60% (Series A) Preferred Stock Purchase Fund shall be cumulative, so that if, on June 1 of each year cash in the required amount shall not have been set aside in full, the amount of the deficiency shall be added to the 4.60% (Series A) Preferred Stock Purchase Fund for the next succeeding year until the total aggregate amount which shall have been set aside in such 4.60% (Series A) Preferred Stock Purchase Fund, and used or released to the Company in accordance with the provisions of this Section D.3, shall equal 2% of the aggregate par value of the largest number of shares of 4.60% (Series A) Cumulative Preferred Stock at any time theretofore outstanding, multiplied by the number of twelve month periods which shall have elapsed since June 1, 1957. No dividends shall be declared or paid upon or set apart for any shares of Common Stock or any sums applied to the purchase, redemption or other retirement of Common Stock, so long as any such deficiency shall exist in the 4.60% (Series A) Preferred Stock Purchase Fund. Amounts to satisfy any such deficiency in the 4.60% (Series A) Preferred Stock Purchase Fund, in whole or in part, may be set aside in the 4.60% (Series A) Preferred Stock Purchase Fund at any time, for application in the manner aforesaid on the next succeeding June 1, provided however, that if at any time between any June 30 and March 1 of the following year the amount so set aside in the 4.60% (Series A) Preferred Stock Purchase Fund shall aggregate $50,000 or more, the Company shall immediately invite tenders of 4.60% (Series A) Cumulative Preferred Stock in the manner aforesaid, in an amount sufficient to exhaust the moneys in the 4.60% (Series A) Preferred Stock Purchase Fund, at the par value thereof plus an amount equal to accrued dividends to a date which shall be thirty days from the date of such invitation, the invitation to remain open for twenty-five days; and on or before the thirtieth day following the date of such invitation, the Company shall accept tenders and make payment for 4.60% (Series A) Cumulative Preferred Stock tendered, at the price aforesaid in the same manner as above provided with respect to moneys set aside in the 4.60% (Series A) Preferred Stock Purchase Fund on June 1 in each year, and to the extent that tenders are not made in an amount sufficient to exhaust the moneys so held in the 4.60% (Series
          A) Preferred Stock Purchase Fund, such moneys shall likewise be released from the 4.60% (Series A) Preferred Stock Purchase Fund and become free funds to the Company. Amounts equal to accrued dividends on 4.60% (Series A) Cumulative Preferred Stock purchased through the 4.60% (Series A) Preferred Stock Purchase Fund shall be paid by the Company by the use of moneys not in the 4.60% (Series A) Preferred Stock Purchase Fund, and shall not be charged to the 4.60% (Series A) Preferred Stock Purchase Fund. Shares of 4.60% (Series A) Cumulative Preferred Stock purchased through the 4.60% (Series A) Preferred Stock Purchase Fund shall be cancelled and shall not be reissued.

     4. On April 1, 1963 and on April 1 in each year thereafter so long as any of the 5.125% Cumulative Preferred Stock shall remain outstanding, the Company shall, subject to the provisions of Section C of this Article V, set aside as a Purchase Fund for the 5.125% Cumulative Preferred Stock (herein called the "5.125% Preferred Stock Purchase Fund") an amount equal to 1% of the aggregate par value of the largest number of shares of 5.125% Cumulative Preferred Stock at any time theretofore outstanding; provided, however, that amounts set aside for Purchase Funds heretofore or hereafter established for the several series of Preferred Stock shall be set aside without preference or priority as between series so that if at any time there shall be a deficiency (including any amount then required to be set aside) in the Purchase Funds for two or more series of Preferred Stock, any satisfaction of such deficiencies shall be made simultaneously for such two or more Purchase Funds in proportion to the amounts of the respective deficiencies therein. On or before each such April 1 the Company shall in writing, addressed to all holders of record of the 5.125% Cumulative Preferred Stock, invite tenders of 5.125% Cumulative Preferred Stock at the par value thereof, plus an amount equal to accrued dividends to the next succeeding April 30, in an amount sufficient to exhaust the moneys so set aside in the 5.125% Preferred Stock Purchase Fund. The invitations for tenders shall specify how tenders shall be made and how notification of acceptance thereof will be given. Tenders may be made on or before April 25, in each year. If the par value of the shares of 5.125% Cumulative Preferred Stock tendered in response to any such invitation aggregates more than the amount available in the 5.125% Preferred Stock Purchase Fund such tenders shall be accepted pro rata (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) in proportion to the total number of shares of 5.125% Cumulative Preferred Stock tendered respectively by the holders thereof who shall have made such tenders, provided that in any event, each holder of 5.125% Cumulative Preferred Stock shall be entitled to tender and to have purchased by the Company on each such invitation, at least the number of shares (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) of the 5.125% Cumulative Preferred Stock held by such holder which bears the same ratio to the total number of shares to be purchased pursuant to the invitation as the number of shares held of record by such holder at the close of business on the last business day before the date of such invitation, bears to the total number of shares of 5.125% Cumulative Preferred Stock then outstanding. Tenders shall be accepted of sufficient shares of 5.125% Cumulative Preferred Stock to exhaust all of the moneys in the 5.125% Preferred Stock Purchase Fund. Payment for 5.125% Cumulative Preferred Stock for which tenders shall have been accepted shall be made on the April 30 following the last day for the making of tenders. To the extent that tenders in any year are not made in an amount sufficient to exhaust all of the moneys so held in the 5.125% Preferred Stock Purchase Fund, such excess moneys in the 5.125% Preferred Stock Purchase Fund for that year shall be released from the 5.125% Preferred Stock Purchase Fund and become free funds to the Company. The obligation to set aside amounts in the 5.125% Preferred Stock Purchase Fund shall be cumulative, so that if, on April 1 of each year cash in the required amount shall not have been set aside in full, the amount of the deficiency shall be added to the 5.125% Preferred Stock Purchase Fund for the next succeeding year until the total aggregate amount which shall have been set aside in such 5.125% Preferred Stock Purchase Fund, and used or released to the Company in accordance with the provisions of this Section D.4, shall equal 1% of the aggregate par value of the largest number of shares of 5.125% Cumulative Preferred Stock at any time theretofore outstanding, multiplied by the number of twelve month periods which shall have elapsed since April 1, 1962. No dividends shall be declared or paid upon or set apart for any shares of Common Stock or any sums applied to the purchase, redemption or other retirement of Common Stock, so long as any such deficiency shall exist in the 5.125% Preferred Stock Purchase Fund. Amounts to satisfy any such deficiency in the 5.125% Preferred Stock Purchase Fund, in whole or in part, may be set aside in the 5.125% Preferred Stock Purchase Fund at any time, for application in the manner aforesaid on the next succeeding April 1, provided however, that if at any time between any April 30 and January 1 of the following year the amount so set aside in the 5.125% Preferred Stock Purchase Fund shall aggregate $50,000 or more, the Company shall immediately invite tenders of 5.125% Cumulative Preferred Stock in the manner aforesaid, in an amount sufficient to exhaust the moneys in the 5.125% Preferred Stock Purchase Fund, at the par value thereof plus an amount equal to accrued dividends to a date which shall be thirty days from the date of such invitation, the invitation to remain open for twenty-five days; and on or before the thirtieth day following the date of such invitation, the Company shall accept tenders and make payment for 5.125% Cumulative Preferred Stock tendered, at the price aforesaid in the same manner as above provided with respect to moneys set aside in the 5.125% Preferred Stock Purchase Fund on April I in each year, and to the extent that tenders are not made in an amount sufficient to exhaust the moneys so held in the 5.125% Preferred Stock Purchase Fund, such moneys shall likewise be released from the 5.125% Preferred Stock Purchase Fund and become free funds to the Company. Amounts equal to accrued dividends on 5.125% Cumulative Preferred Stock purchased through the 5.125% Preferred Stock Purchase Fund shall be paid by the Company by the use of moneys not in the 5.125% Preferred Stock Purchase Fund, and shall not be charged to the 5.125% Preferred Stock Purchase Fund. Shares of 5.125% Cumulative Preferred Stock purchased through the 5.125% Preferred Stock Purchase Fund shall be cancelled and shall not be reissued.

     5. On March 1, 1968 and on March 1 in each year thereafter so long as any of the 4.60% (Series B) Cumulative Preferred Stock shall remain outstanding, the Company shall, subject to the provisions of Section C of this Article V, set aside as a Purchase Fund for the 4.60% (Series
          B) Cumulative Preferred Stock (herein called the "4.60% (Series B) Preferred Stock Purchase Fund") an amount equal to 2% of the aggregate par value of the largest number of shares of 4.60% (Series B) Cumulative Preferred Stock at any time theretofore outstanding;
          provided, however, that amounts set aside for Purchase Funds heretofore or hereafter established for the several series of Preferred Stock shall be set aside without preference or priority as between series so that if at any time there shall be a deficiency (including any amount then required to be set aside) in the Purchase Funds for two or more series of Preferred Stock, any satisfaction of such deficiencies shall be made simultaneously for such two or more Purchase Funds in proportion to the amounts of the respective deficiencies therein. On or before each such March 1 the Company shall in writing, addressed to all holders of record of the 4.60% (Series B) Cumulative Preferred Stock, invite tenders of 4.60% (Series B)
          Cumulative Preferred Stock at the par value thereof, plus an amount equal to accrued dividends to the next succeeding March 31, in an amount sufficient to exhaust the moneys so set aside in the 4.60% (Series B) Preferred Stock Purchase Fund. The invitations for tenders shall specify how tenders shall be made and how notification of acceptance  thereof  will be given.  Tenders  may be made on or before
          March 25, in each year. If the par value of the shares of 4.60% (Series B) Cumulative Preferred Stock tendered in response to any such invitation aggregates more than the amount available in the 4.60%
          (Series B) Preferred Stock Purchase Fund such tenders shall be accepted pro rata (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) in proportion to the total number of shares of 4.60% (Series B) Cumulative Preferred Stock tendered respectively by the holders thereof who shall have made such tenders, provided that in any event, each holder of 4.60% (Series B) Cumulative Preferred Stock shall be entitled to tender and to have purchased by the Company on each such invitation, at least the number of shares (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) of the 4.60% (Series B) Cumulative Preferred Stock held by such holder which bears the same ratio to the total number of shares to be purchased pursuant to the invitation as the number of shares held of record by such holder at the close of business on the last business day before the date of such invitation, bears to the total number of shares of 4.60% (Series B) Cumulative Preferred Stock then outstanding. Tenders shall be accepted of sufficient shares of 4.60% (Series B) Cumulative Preferred Stock to exhaust all of the moneys in the 4.60% (Series B) Preferred Stock Purchase Fund. Payment for 4.60% (Series B) Cumulative Preferred Stock for which tenders shall have been accepted shall be made on the March 31 following the last day for the making of tenders. To the extent that tenders in any year are not made in an amount sufficient to exhaust all of the moneys so held in the 4.60% (Series B) Preferred Stock Purchase Fund, such excess moneys in the 4.60% (Series B) Preferred Stock Purchase Fund for that year shall be released from the 4.60% (Series B) Preferred Stock Purchase Fund and become free funds to the Company. The obligation to set aside amounts in the 4.60% (Series B) Preferred Stock Purchase Fund shall be cumulative, so that if, on March 1 of each year cash in the required amount shall not have been set aside in full, the amount of the deficiency shall be added to the 4.60% (Series B) Preferred Stock Purchase Fund for the next succeeding year until the total aggregate amount which shall have been set aside in such 4.60% (Series B) Preferred Stock Purchase Fund, and used or released to the Company in accordance with the provisions of this Section D.5, shall equal 2% of the aggregate par value of the largest number of shares of 4.60% (Series B) Cumulative Preferred Stock at any time theretofore outstanding, multiplied by the number of twelve month periods which shall have elapsed since March 1, 1967. No dividends shall be declared or paid upon or set apart for any shares of Common Stock or any sums applied to the purchase, redemption or other retirement of Common Stock, so long as any such deficiency shall exist in the 4.60% (Series B) Preferred Stock Purchase Fund. Amounts to satisfy any such deficiency in the 4.60% (Series B) Preferred Stock Purchase Fund, in whole or in part, may be set aside in the 4.60% (Series B) Preferred Stock Purchase Fund at any time, for application in the manner aforesaid on the next succeeding March 1, provided however, that if at any time between March 31 and December 1 of any year the amount so set aside in the 4.60% (Series B) Preferred Stock Purchase Fund shall aggregate $85,000 or more, the Company shall immediately invite tenders of 4.60% (Series B) Cumulative Preferred Stock in the manner aforesaid, in an amount sufficient to exhaust the moneys in the 4.60% (Series B) Preferred Stock Purchase Fund, at the par value thereof plus an amount equal to accrued dividends to a date which shall be thirty days from the date of such invitation, the invitation to remain open for twenty-five days; and on or before the thirtieth day following the date of such invitation, the Company shall accept tenders and make payment for 4.60% (Series B) Cumulative Preferred Stock tendered, at the price aforesaid in the same manner as above provided with respect to moneys set aside in the 4.60% (Series
          B) Preferred Stock Purchase Fund on March 1 in each year, and to the extent that tenders are not made in an amount sufficient to exhaust the moneys so held in the 4.60% (Series B) Preferred Stock Purchase Fund, such moneys shall likewise be released from the 4.60% (Series B) Preferred Stock Purchase Fund and become free funds to the Company. Amounts equal to accrued dividends on 4.60% (Series B) Cumulative Preferred Stock purchased through the 4.60% (Series B) Preferred Stock Purchase Fund shall be paid by the Company by the use of moneys not in the 4.60% (Series B) Preferred Stock Purchase Fund, and shall not be charged to the 4.60% (Series B) Preferred Stock Purchase Fund. Shares of 4.60% (Series B) Cumulative Preferred Stock purchased through the 4.60% (Series B) Preferred Stock Purchase Fund shall be cancelled and shall not be reissued.

     6. On January 1, 1972 and on January 1 in each year thereafter so long as any of the 6% Cumulative Preferred Stock shall remain outstanding, the Company shall, subject to the provisions of Section C of this Article V, set aside as a Purchase Fund for the 6% Cumulative Preferred Stock (herein called the "6% Preferred Stock Purchase Fund") an amount equal to 2% of the aggregate par value of the largest number of shares of 6% Cumulative Preferred Stock at any time theretofore outstanding;
          provided, however, that amounts set aside for Purchase Funds heretofore or hereafter established for the several series of Preferred Stock shall be set aside without preference or priority as between series so that if at any time there shall be a deficiency (including any amount then required to be set aside) in the Purchase Funds for two or more series of Preferred Stock, any satisfaction of such deficiencies shall be made simultaneously for such two or more Purchase Funds in proportion to the amounts of the respective deficiencies therein. On or before each such January 1 the Company shall in writing, addressed to all holders of record of the 6% Cumulative Preferred Stock, invite tenders of 6% Cumulative Preferred Stock at the par value thereof, plus an amount equal to accrued dividends to the next succeeding January 31, in an amount sufficient to exhaust the moneys so set aside in the 6% Preferred Stock Purchase Fund. The invitations for tenders shall specify how tenders shall be made and how notification of acceptance thereof will be given. Tenders may be made on or before January 25, in each year. If the par value of the shares of 6% Cumulative Preferred Stock tendered in response to any such invitation aggregates more than the amount available in the 6% Preferred Stock Purchase Fund such tenders shall be accepted pro rata (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) in proportion to the total number of shares of 6% Cumulative Preferred Stock tendered respectively by the holders thereof who shall have made such tenders, provided that in any event, each holder of 6% Cumulative Preferred Stock shall be entitled to tender and to have purchased by the Company on each such invitation, at least the number of shares (as nearly as practicable without the purchase or issuance of fractional shares or scrip therefor) of the 6% Cumulative Preferred Stock held by such holder which bears the same ratio to the total number of shares to be purchased pursuant to the invitation as the number of shares held of record by such holder at the close of business on the last business day before the date of such invitation, bears to the total number of shares of 6% Cumulative Preferred Stock then outstanding. Tenders shall be accepted of sufficient shares of 6% Cumulative Preferred Stock to exhaust all of the moneys in the 6% Preferred Stock Purchase Fund. Payment for 6% Cumulative Preferred Stock for which tenders shall have been accepted shall be made on the January 31 following the last day for the making of tenders. To the extent that tenders in any year are not made in an amount sufficient to exhaust all of the moneys so held in the 6% Preferred Stock Purchase Fund, such excess moneys in the 6% Preferred Stock Purchase Fund for that year shall be released from the 6% Preferred Stock Purchase Fund and become free funds to the Company. The obligation to set aside amounts in the 6% Preferred Stock Purchase Fund shall be cumulative, so that if, on January 1 of each year cash in the required amount shall not have been set aside in full, the amount of the deficiency shall be added to the 6% Preferred Stock Purchase Fund for the next succeeding year until the total aggregate amount which shall have been set aside in such 6% Preferred Stock Purchase Fund, and used or released to the Company in accordance with the provisions of this Section D.6, shall equal 2% of the aggregate par value of the largest number of shares of 6% Cumulative Preferred Stock at any time theretofore outstanding, multiplied by the number of twelve month periods which shall have elapsed since January 1, 1971. No dividends shall be declared or paid upon or set apart for any shares of Common Stock or any sums applied to the purchase, redemption or other retirement of Common Stock, so long as any such deficiency shall exist in the 6% Preferred Stock Purchase Fund.
          Amounts to  satisfy  any such  deficiency  in the 6%  Preferred  Stock
          Purchase Fund, in whole or in part, may be set aside in the 6% Preferred Stock Purchase Fund at any time, for application in the manner aforesaid on the next succeeding January 1, provided however, that if at any time between January 31 and October 1 of any year the amount so set aside in the 6% Preferred Stock Purchase Fund shall aggregate $80,000 or more, the Company shall immediately invite tenders of 6% Cumulative Preferred Stock in the manner aforesaid, in an amount sufficient to exhaust the moneys in the 6% Preferred Stock Purchase Fund, at the par value thereof plus an amount equal to accrued dividends to a date which shall be thirty days from the date of such invitation, the invitation to remain open for twenty-five days; and on or before the thirtieth day following the date of such invitation, the Company shall accept tenders and make payment for 6% Cumulative Preferred Stock tendered, at the price aforesaid in the same manner as above provided with respect to moneys set aside in the 6% Preferred Stock Purchase Fund on January 1 in each year, and to the extent that tenders are not made in an amount sufficient to exhaust the moneys so held in the 6% Preferred Stock Purchase Fund, such moneys shall likewise be released from the 6% Preferred Stock Purchase Fund and become free funds to the Company. Amounts equal to accrued dividends on 6% Cumulative Preferred Stock purchased through the 6% Preferred Stock Purchase Fund shall be paid by the Company by the use of moneys not in the 6% Preferred Stock Purchase Fund, and shall not be charged to the 6% Preferred Stock Purchase Fund. Shares of 6% Cumulative Preferred Stock purchased through the 6% Preferred Stock Purchase Fund shall be cancelled and shall not be reissued.

     7. Subject to the provisions of Sections C and E of this Article V, prior to October 1, 1973 and prior to October 1 in each year thereafter so long as any of the 9.40% Cumulative Preferred Stock shall remain outstanding, the Company shall deposit with the Transfer Agent, as a Sinking Fund for the 9.40% Cumulative Preferred Stock, an amount equal to 2% of the aggregate par value of the largest number of shares of 9.40% Cumulative Preferred Stock at any time theretofore outstanding, plus an amount equal to dividends accrued thereon to such October 1. The Transfer Agent shall apply the moneys in such fund to redeem on each such October 1, in accordance with the provisions of Section E of this Article V, shares of the 9.40% Cumulative Preferred Stock at Fifty Dollars ($50.00) per share, plus dividends accrued to the date of redemption, provided that, in addition to the restrictions contained in Sections C and E of this Article V, if, at any time, the Company shall be in default in the performance of its obligations under this Sinking Fund, thereafter and until all such defaults shall have been remedied, the Company shall not redeem any Preferred Stock unless all the shares of Preferred Stock outstanding are redeemed, and shall not purchase or otherwise acquire for value any shares of Preferred Stock except out of amounts set aside as Purchase Funds or Sinking Funds heretofore or hereafter established for one or more of the series of Preferred Stock. The Company may, upon notice to the Transfer Agent prior to August 15 in any year in which the Company shall be obligated to redeem shares of the 9.40% Cumulative Preferred Stock through the operation of the Sinking Fund, elect to reduce its obligation in respect of the redemption of shares so required to be redeemed by directing that any shares of the 9.40% Cumulative Preferred Stock previously purchased by the Company (other than shares purchased pursuant to the operation of the Sinking Fund or previously applied as a credit against the Sinking Fund) shall be applied as a credit, in whole or in part, in an amount equal to the aggregate par value of the shares so applied, against the aggregate par value of the shares required to be redeemed in such year pursuant to the operation of the Sinking Fund.

     8. Subject to the provisions of Sections C and E of this Article V, prior to July 1, 1974 and prior to July 1 in each year thereafter so long as any of the 8.12% Cumulative Preferred Stock shall remain outstanding, the Company shall deposit with the Transfer Agent, as a Sinking Fund for the 8.12% Cumulative Preferred Stock, an amount equal to 2% of the aggregate par value of the largest number of shares of 8.12% Cumulative Preferred Stock at any time theretofore outstanding, plus an amount equal to dividends accrued to such July 1 on the shares to be redeemed therewith. The Transfer Agent shall apply the moneys in such fund to redeem on each such July 1, in accordance with the provisions of Section E of this Article V, shares of the 8.12% Cumulative Preferred Stock at One Hundred Dollars ($100.00) per share, plus dividends accrued to the date of redemption. The Company may, upon notice to the Transfer Agent prior to April 15 in any year in which the Company shall be obligated to redeem shares of the 8.12% Cumulative Preferred Stock through the operation of the Sinking Fund, elect to reduce its obligation in respect of the redemption of shares so required to be redeemed by directing that any shares of the 8.12% Cumulative Preferred Stock previously purchased by the Company (other than shares purchased pursuant to the operation of the Sinking Fund or previously applied as a credit against the Sinking Fund) shall be applied as a credit, in whole or in part, in an amount equal to the aggregate par value of the shares so applied, against the aggregate par value of the shares required to be redeemed in such year pursuant to the operation of the Sinking Fund.

     9. Subject to the provisions of Sections C and E of this Article V, prior to July 1, 1975 and prior to July 1 in each year thereafter so long as any of the 7.70% Cumulative Preferred Stock shall remain outstanding, the Company shall deposit with the Transfer Agent, as a Sinking Fund for the 7.70% Cumulative Preferred Stock, an amount equal to 2% of the aggregate par value of the largest number of shares of 7.70% Cumulative Preferred Stock at any time theretofore outstanding, plus an amount equal to dividends accrued to such July 1 on the shares to be redeemed therewith. The Transfer Agent shall apply the moneys in such fund to redeem on each such July 1, in accordance with the provisions of Section E of this Article V, shares of the 7.70% Cumulative Preferred Stock at One Hundred Dollars ($100.00) per share, plus dividends accrued to the date of redemption. The Company may, upon notice to the Transfer Agent prior to April 15 in any year in which the Company shall be obligated to redeem shares of the 7.70% Cumulative Preferred Stock through the operation of the Sinking Fund, elect to reduce its obligation in respect of the redemption of shares so required to be redeemed by directing that any shares of the 7.70% Cumulative Preferred Stock previously purchased by the Company (other than shares purchased pursuant to the operation of the Sinking Fund or previously applied as a credit against the Sinking Fund) shall be applied as a credit, in whole or in part, in an amount equal to the aggregate par value of the shares so applied, against the aggregate par value of the shares required to be redeemed in such year pursuant to the operation of the Sinking Fund.

     10. Subject to the provisions of Sections C and E of this Article V, prior to January 1, 1985 and prior to January 1 in each year thereafter so long as any of the 8.72% Cumulative Preferred Stock shall remain outstanding, the Company shall deposit with the Transfer Agent, as a Sinking Fund for the 8.72% Cumulative Preferred Stock, an amount equal to 4% of the aggregate par value of the largest number of shares of 8.72% Cumulative Preferred Stock at any time theretofore outstanding and, in addition, the Company may, at its option, deposit in such fund up to an equal amount plus, in each case, an amount equal to dividends accrued to such January 1 on the shares to be redeemed therewith. The right to make such optional deposit shall not be cumulative and shall not reduce any subsequent mandatory Sinking Fund payment. If the Company shall intend to exercise its right to make an optional Sinking Fund payment in any year, it shall deliver to the Transfer Agent prior to November 15 of such year notice of its intent to exercise such optional right. Thereupon, the amount required to be deposited in such fund by the first sentence of this paragraph shall be increased by, and shall include, the additional amount specified in such notice. The Transfer Agent shall apply the moneys in such fund to redeem on each such January 1, in accordance with the provisions of Section E of this
          Article V, shares of the 8.72% Cumulative Preferred Stock at Fifty Dollars ($50.00) per share, plus dividends accrued to the date of redemption. The Company may, upon notice to the Transfer Agent prior to November 15 in any year in which the Company shall be obligated to redeem shares of the 8.72% Cumulative Preferred Stock through the operation of the Sinking Fund, elect to reduce its obligation in respect of the redemption of shares so required to be redeemed by directing that any shares of the 8.72% Cumulative Preferred Stock previously purchased by the Company (other than shares purchased pursuant to the operation of the Sinking Fund or previously applied as a credit against the Sinking Fund) shall be applied as a credit, in whole or in part, in an amount equal to the aggregate par value of the shares so applied, against the aggregate par value of the shares required to be redeemed in such year pursuant to the operation of the Sinking Fund.

     E. The Preferred Stock of any series at any time outstanding may be redeemed by the Company (except as may be otherwise provided by the resolution or resolutions adopted by the Board of Directors pursuant to Section B.2 (or its successor) of this Article V in the case of any series of Preferred Stock established by the Board of Directors pursuant to said Section B.2 (or its successor)). Any such redemption by the Company shall be at its election expressed by resolution adopted by its Board of Directors, as a whole at any time or in part from time to time, on not less than thirty (30) nor more than sixty
          (60) days' prior written notice given as herein provided, at, except with respect to shares of the 6.52% Cumulative Preferred Stock which shall be as set forth in Section F below, (i) the then applicable redemption prices per share set forth below with respect to shares of the presently designated series of Preferred Stock as set forth in Exhibit A hereto and (ii) in addition thereto, in each case, an amount which, together with the aggregate of the dividends previously paid upon such share, shall be equal to dividends accrued upon such share at the annual dividend rate indicated below (but without interest) from the date from which the dividends thereon became cumulative to the date of redemption:

                                                                      Annual
                                         Date Fixed     Redemption    Dividend
                                           Series     for Redemption  Price Rate


(a)  5% Preferred Stock                    Any date      $  52.50      $2.50

(b)  4.60% Cumulative Preferred Stock      Any date      $  50.50      $2.30

(c)  4.50% Cumulative Preferred Stock      Any date      $  51.00      $2.25

(d)  4.60% (Series A) Cumulative           Any date      $  51.00      $2.30
     Preferred Stock

(e)  5.125% Cumulative Preferred Stock     Any date      $  51.00      $2.5625

(f)  4.60% (Series B) Cumulative           Any date      $  50.50      $2.30
     Preferred Stock

(g)  6% Cumulative Preferred Stock         Any date      $  50.50      $3.00

(h)  9.40% Cumulative Preferred Stock      Any date      $  51.175     $4.70

(i)  8.12% Cumulative Preferred Stock      Any date       $102.03      $8.12

(j)  7.70% Cumulative Preferred Stock      Any date       $101.00      $7.70




                                                                               Annual
                                                      Date Fixed             Redemption        Dividend
                                                        Series             for Redemption    Price   Rate


 (k)     8.40% Cumulative Preferred Stock       On or prior to
                                                  November 30, 1991           $104.70           $8.40
                                                December 1, 1991 through
                                                  November 30, 1996            102.80
                                                On and after
                                                  December 1, 1996             101.00

(l)      8.72% Cumulative Preferred Stock       On or prior to
                                                  December 31, 1993           $ 52.00           $4.36
                                                January 1, 1994 through
                                                  December 31, 1998             51.00
                                                On and after
                                                  January 1, 1999               50.00

                  and, in the case of any series of Preferred Stock established by the Board of Directors pursuant to Section B.2 (or its successor) of this Article V to be redeemed, at the redemption price per share of shares of such series fixed and determined by the resolution or resolutions of the Board of Directors establishing such series in effect at the time of such redemption, and, in addition thereto, an amount which, together with the aggregate of the dividends previously paid upon such share, will be equal to the annual dividend rate for such series fixed and determined by the resolution or resolutions of the Board of Directors establishing such series (but without interest) from the date from which the dividends thereon became cumulative to the date of redemption. Redemption may be made at any time of either the whole or any part of the shares of any series of Preferred Stock without redeeming the whole or any part of the shares of any other series of Preferred Stock; provided that if, at any time, the Company shall fail to pay dividends in full on any outstanding shares of any series of Preferred Stock, thereafter and until dividends in full on all such shares shall have been paid, or declared and set apart for payment, for all past dividend periods, the Company shall not redeem any Preferred Stock unless all the shares of Preferred Stock outstanding are redeemed, and shall not purchase or otherwise acquire for value any shares of Preferred Stock otherwise than in accordance with an offer made to all holders of shares of Preferred Stock; and provided further if, at any time, the Company shall be in default in the performance of its obligations under any Purchase Fund or Sinking Fund provisions heretofore or hereafter fixed and determined for any series of Preferred Stock pursuant to this Article V, thereafter and until all such defaults shall have been remedied, the Company shall not redeem any Preferred Stock unless all the shares of Preferred Stock outstanding are redeemed, and shall not purchase or otherwise acquire for value any shares of Preferred Stock except out of amounts set aside as Purchase Funds or Sinking Funds heretofore or hereafter established for one or more of the series of Preferred Stock. In case of the redemption of a part only of any series of Preferred Stock at the time outstanding, the shares of Preferred Stock to be redeemed shall be selected by lot, in such manner as the Company may determine, by a bank or trust company selected for that purpose by the Company. Notice of the election of the Company to redeem any of the Preferred Stock shall be given by the Company by mailing a copy of such notice, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the date designated therein as the date for such redemption, to the holders of record on the date of such mailing of the shares of Preferred Stock to be redeemed, addressed to them at their respective addresses appearing on the books of the Company. Such notice shall state that such shares of Preferred Stock will be redeemed at the redemption price aforesaid and on the date specified in such notice, upon the surrender for cancellation, at the place designated in such notice, of the certificates representing such shares of Preferred Stock, properly endorsed in blank for transfer or accompanied by proper instruments of assignment and transfer in blank (if required by the Company) and bearing all necessary transfer stamps thereto affixed and cancelled. On and after the date specified in such notice, each holder of shares of Preferred Stock called for redemption as aforesaid, upon presentation and surrender at the place designated in such notice of the certificates for shares of Preferred Stock held by him, properly endorsed in blank for transfer or accompanied by proper instruments of assignment and transfer in blank (if required by the Company), and bearing all necessary transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price hereinbefore specified. From and after the date of redemption specified in such notice (unless default shall be made by the Company in providing moneys for the payment of the redemption price), all dividends on the shares of Preferred Stock so called for redemption shall cease to accrue and, from and after said date (unless default shall be made by the Company as aforesaid), or, if the Company shall so elect, from and after the date (prior to the date of redemption so specified) on which the Company shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, City and State of New York, and having a capital and surplus of at least $5,000,000, provided that the notice of redemption shall have stated the intention of the Company to deposit such amount on a date in such notice specified, all rights of the holders of the shares so called for redemption as stockholders of the Company, except only the right to receive the redemption price then due, shall cease and determine. Subject to the foregoing provisions of this Section E, the Company may also from time to time repurchase shares of any series of its Preferred Stock at not exceeding the respective redemption prices thereof. All shares of Preferred Stock so redeemed shall be retired and shall not be reissued, but the Company may, nevertheless, from time to time thereafter increase and/or reclassify its capital stock in the manner and to the extent permitted by law and by its Charter.

         F. With respect to redemptions of shares of the 6.52% Cumulative Preferred Stock, any such redemption by the Company shall be accomplished pursuant to the provisions set forth in Section E of this Article V, at a redemption price per share of $100 and, in addition thereto, in each case, an amount which, together with the aggregate of the dividends previously paid upon such share, shall be equal to dividends accrued upon such share at the annual dividend rate indicated in paragraph 1(m) of Section C.1 (but without interest) from the date from which the dividends thereon became cumulative to but excluding the date of redemption.

          G. At all elections of directors of the Company, and on all other matters, except on matters in respect of which the laws of the State of South Carolina shall provide that all stockholders shall have the right to vote irrespective of whether such right has been relinquished by any of such stockholders and except as otherwise herein provided, the holders of the Common Stock shall have the exclusive right to vote, provided, however, that, if and whenever four (4) quarterly dividends payable on the Preferred Stock shall be unpaid in whole or in part, the holders of the Preferred Stock as a class, all the shares of all series of Preferred Stock then outstanding taken together constituting the class, shall have the exclusive right to vote for and to elect the smallest number of directors which shall constitute a majority of the then authorized number of directors of the Company, and in all matters other than the election of directors, each holder of one or more shares of any series of Preferred Stock shall be entitled to such vote for each such share held by him as is provided in paragraph 3(f) of Section B of this Article
               V. In the event of defaults entitling the Preferred Stock to vote as aforesaid, the holders of the Common Stock as a class shall have the exclusive right to vote for and to elect the greatest number of directors which shall constitute a minority of the then authorized number of directors of the Company and in all matters other than the election of directors, each holder of Common Stock shall be entitled to one vote for each share of stock held by him. The voting rights of the holders of the Preferred Stock, however, shall cease when all accumulated and unpaid dividends on their stock shall have been paid in full. The terms of office of all persons who may be directors of the Company, at the time when the right to elect a majority of the directors shall accrue to the holders of the Preferred Stock as herein provided, shall terminate upon the election of their successors at a meeting of the stockholders of the Company then entitled to vote. Whenever the right shall have accrued to the holders of Preferred Stock to elect directors, the Board of Directors shall, within ten days after delivery to the Company at its principal office of a request to such effect signed by any holder of shares of the Preferred Stock entitled to vote, call a special meeting of the stockholders to be held within forty days from the delivery of such request for the purpose of electing directors. The notice of such meeting shall be similar to that provided in the ByLaws for an annual meeting of stockholders. Any vacancy in the Board of Directors occurring during any period that the Preferred Stock shall have representatives on the Board shall be filled by a majority vote of the remaining directors representing the class of stock theretofore represented by the director causing the vacancy. Upon the termination of such exclusive right of the holders of the Preferred Stock to elect a majority of the directors of the Company, the terms of office of all the directors of the Company shall terminate upon the election of their successors at a meeting of the stockholders of the Company then entitled to vote. Whenever the right of holders of shares of Preferred Stock to elect directors shall have terminated, the Board of Directors shall, within ten days after delivery to the Company at its principal office of a request to such effect signed by any holders of shares of Common Stock entitled to vote, call a special meeting of the stockholders to be held within forty days from the delivery of such request for the purpose of electing directors. The notice of such meeting shall be similar to that provided in the By-Laws for an annual meeting of stockholders.

          H. So long as any of the Preferred Stock shall be outstanding, unless provision has been made for the redemption thereof as provided in Section E of this Article V:

          1. The Company shall not, without the affirmative vote or written consent of the holders of at least two-thirds of the total voting power of all shares of Preferred Stock then outstanding, all of said shares voting as a single class (in addition to any other vote or consent at the time required by law), (a) create or issue any shares of stock, in addition to the shares which the Company is then authorized to issue, which would rank equally with or prior to the Preferred Stock or authorize any increase of the Preferred Stock now authorized, or (b) amend its charter so as to change, alter or repeal the provisions contained herein relating to the preferences, voting powers, restrictions and qualifications of any series of Preferred Stock, provided, however, that if any such amendment, alteration or repeal would decrease the rights and preferences of outstanding shares of Preferred Stock of one or more series without proportionately decreasing the rights and preferences of the outstanding shares of the other series, then like consent by the holders of at least two-thirds of the total voting power of the Preferred Stock of the former one or more series (voting as a class) at the time outstanding shall also be necessary for effecting or validating any such amendment, alteration or repeal, provided further, however, that the establishment and designation of any series of Preferred Stock, and the fixing and determination of the relative rights and preferences thereof, pursuant to Section B.2 (or its successor) of this Article V including, without limiting the generality of the foregoing, provisions for a Purchase Fund or Sinking Fund, with respect to such series, which shall rank pari passu with the Purchase Funds and Sinking Funds heretofore provided for shares of the established series of Preferred Stock designated as set forth in Exhibit A hereto or with any Purchase Fund or Sinking Fund for any series of Preferred Stock hereafter established, shall not be deemed to be an amendment of the Company's charter which changes, alters or repeals the provisions contained herein relating to the preferences, voting powers, restrictions and qualifications of any series of Preferred Stock or which decreases the rights and preferences of outstanding shares of Preferred Stock of any series and shall not require the affirmative vote or written consent of the holders of Preferred Stock of any series heretofore or hereafter established, and provided further, that if any such amendment or alteration would increase the authorized number of shares of any series of
               Preferred Stock referred to in Exhibit A hereto, then like consent by the holders of at least two-thirds in amount of each such series so affected shall also be necessary for effecting or validating any such amendment or alteration, and provided further that if any such amendment or alteration would increase the authorized number of shares of any series of Preferred Stock hereafter established by the Board of Directors pursuant to Section B.2 (or its successor) of this Article V, then like consent of the holders of at least two-thirds in amount of such series shall also be necessary for effecting or validating any such amendment or alteration or (c) issue any shares of Preferred Stock in addition to the initial series of 125,234 shares of the 5% Preferred Stock, 60,000 shares of the 4.60% Cumulative Preferred Stock, 80,000 shares of the 4.50% Cumulative Preferred Stock, 100,000 shares of the 4.60% (Series A) Cumulative Preferred Stock, 100,000 shares of the 5.125% Cumulative Preferred Stock and 170,000 shares of the 4.60% (Series B) Cumulative Preferred Stock (i) unless for any twelve consecutive calendar months immediately preceding the calendar month within which such additional shares of Preferred Stock shall be issued, the net earnings of the Company available for the payment of interest charges on the Company's indebtedness, determined after provision for depreciation, amortization of utility plant acquisition adjustment accounts, and all taxes, in accordance with sound accounting practice, shall have been at least one and one-half times the aggregate for a twelve months' period of the interest charges on indebtedness of the Company and the dividend requirements on all shares of Preferred Stock to be outstanding immediately after the proposed issue of such additional shares thereof, provided that there shall be excluded from the foregoing computation interest charges on all indebtedness and dividends on all stock which are to be retired in connection with the issue of such additional shares of Preferred Stock, and also provided that, where such additional shares of Preferred Stock are to be issued in connection with the acquisition of new property, the net earnings of the property to be so acquired may be included on a pro forma basis in the foregoing computation, computed on the same basis as the net earnings of the Company, and (ii) unless the aggregate of the capital of the Company applicable to the Common Stock and the surplus of the Company shall be not less than the amount payable upon involuntary dissolution to the holders of the Preferred Stock to be outstanding immediately after the proposed issue of such additional Preferred Stock, excluding from the foregoing computation all indebtedness and stock which are to be retired in connection with the issue of such additional shares of Preferred Stock, provided, that no portion of the surplus of the Company which shall be used to meet the requirements of this clause (ii) shall, after the issue of such additional shares of Preferred Stock and until such additional shares or a like number of other shares of Preferred Stock shall have been retired, be available for dividends or other distribution upon the Common Stock; and

          2. The Company shall not, without the consent of the Preferred and Common Stock at a meeting duly called for the purpose, which consent must be evidenced by (a) a simple majority vote of the total voting power of all shares of Preferred Stock then outstanding, each of said shares being entitled to such vote per share as is provided in paragraph 3(f) of Section B of this
               Article V and voting as a single class, (b) a simple majority vote of the total number of shares of Common Stock then outstanding, each of said shares being entitled to one vote per share, and (c) a two-thirds majority vote of the then outstanding Preferred and Common Stock voting as a single class, each outstanding share of Preferred Stock being entitled to twenty times the vote per share provided in paragraph 3(f) of Section B of this Article V and each outstanding share of Common Stock being entitled to one vote per share (in addition to any other vote or consent at the time required by law), consolidate or merge with or into any other corporation or corporations, permit the consolidation or merger of any other corporation or corporations into it, or sell, lease or otherwise transfer all or the greater part of the assets of the Company; provided, however, that the Board of Directors of the Company, by resolution, shall have the right at any time without the vote or consent of stockholders of any class, to mortgage or otherwise subject to lien or pledge all or any part of the assets of the Company for proper corporate purposes.

            3.    The Company, except for the purposes of:

                    (a)  refunding    outstanding     unsecured     indebtedness
                         theretofore issued or assumed by the Company,

                    (b)  redeeming  or  retiring  all   outstanding   shares  of
                         Preferred Stock, or

                    (c) reimbursing the Company, in whole or in part, for moneys deposited by it to provide for the redemption or retirement of all outstanding shares of one or more series of the Preferred Stock, shall not, without the consent (given by vote at a meeting duly called for the purpose) of the holders of at least a majority of the total voting power of all shares of Preferred Stock then outstanding, all of said shares voting as a single class, issue any unsecured notes, debentures or other securities representing unsecured indebtedness, or assume any such unsecured indebtedness, if, immediately after such issue or assumption, as the case may be, the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Company and then outstanding (including unsecured securities then to be issued or assumed) would exceed (i) $8,000,000 or
                  (ii) ten percent (10%) of the aggregate of the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Company and then outstanding and the capital and surplus of the Company as then stated on the books of account of the Company, whichever amount is greater, provided, however, that no such consent shall be required in connection with the Company's entering into any agreement for the payment of such amounts of money as may be necessary to meet payments of interest, principal or premium on and incidental costs with respect to securities issued by tax-exempt public agencies for the purpose of financing, directly or indirectly, the cost of facilities used or to be used by the Company or in connection with the Company's business or operations which are designed to eliminate, mitigate or prevent air or water pollution or radiation emissions or otherwise to prevent or ameloriate potentially adverse side effects of the Company's business or operations on the environment or public health. Nothing herein contained shall be deemed to require such vote of Preferred Stockholders to enable the Company to make or assume any indebtedness secured by mortgage, pledge or collateral.

         I. The holders of shares of any series of Preferred Stock shall have no right whatever to subscribe for or purchase or to have offered to them for subscription or purchase any additional shares of stock of any class, character or description, or obligations of any kind of the Company convertible into stock of any class of the Company, or to which shall be attached or appertain any warrant or warrants or other instrument or instruments that shall confer upon the holder or holders of such obligations the right to subscribe for, or to purchase or receive from the Company, any shares of capital stock of any class of the Company, whether now or hereafter authorized.

         J. No holder of Common Stock of the Company shall have any preemptive right to subscribe for, purchase or otherwise acquire any additional shares of Common Stock of the Company, or any options or rights to purchase shares of Common Stock of the Company, or any securities convertible into or carrying options or rights to purchase shares of Common Stock of the Company, whether now or hereafter authorized, and whether issued or granted for cash, property, services or otherwise.

                                   ARTICLE VI

         The number of directors of the Corporation shall be such number permitted by law as shall be fixed by the Corporation's By-Laws. They shall manage the business, property and affairs of the Corporation.

Dated:  May 3, 2001

                  SOUTH CAROLINA ELECTRIC & GAS COMPANY



                  By:         s/Kevin B. Marsh
                       ------------------------------------------
                        Senior Vice President and Chief Financial Officer




                  By:         s/Lynn M. Williams
                       ---------------------------------------------------
                        Secretary


Note: Any person signing this form, shall either opposite or beneath his signature, clearly and legibly state his name and the capacity in which he signs. Must be signed by the Chairman of the Board of Directors, the president or another of its officers in accordance with Section 33-1-200 of the South Carolina Business Corporation Act of 1988.

STATE OF SOUTH CAROLINA    )
                                         )
COUNTY OF RICHLAND         )
                                         )

         The undersigned KEVIN B. MARSH and LYNN M. WILLIAMS do hereby certify that they are the duly elected and acting Senior Vice President and Chief Financial Officer and Secretary, respectively, of SOUTH CAROLINA ELECTRIC & GAS COMPANY and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

  Dated at Columbia, South Carolina, this 3rd day of May, 2001.




                                 s/Kevin B. Marsh
                            ----------------------------------------
                             Senior Vice President and
                             Chief Financial Officer




                              s/Lynn   M. Williams
                         -------------------------------------------------
                                Secretary

                                       A-2
                                       A-1
                                    EXHIBIT A
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                      SOUTH CAROLINA ELECTRIC & GAS COMPANY


         Statement of Authorized Shares of Stock and of Preferred Stock
               unissued and undesignated as to Series and issued,
                     outstanding and designated as to Series



As of the effective date of this Exhibit A:

1.       Authorized Classes.
         ------------------

         The total number of shares which the Company shall be authorized to issue is 56,432,296, of which 2,000,000 shall be Preferred Stock of the par value of $25 per share, issuable in series, 1,682,296 shall be Preferred Stock of the par value of $50 per share, issuable in series, 2,750,000 shall be Preferred Stock of the par value of $100 per share, issuable in series, and 50,000,000 shall be Common Stock of the par value of $4.50 per share.

2.       Preferred Stock unissued and undesignated as to series
         and issued, outstanding and designated as to series.
         ---------------------------------------------------

         (a)      Par Value $25 per share

                  (i)       2,000,000 unissued and undesignated as to series.

         (b)      Par Value $50 per share-entitled to one vote per share.
                  ------------------------------------------------------

                  (i)      640,000 shares unissued and undesignated as to series

                  (ii) 125,209 shares unissued and outstanding designated "5% Preferred Stock"

                  (iii) 9,600 shares issued and outstanding designated "4.50% Cumulative Preferred Stock"

                  (iv) 16,052 shares issued and outstanding designated "4.60% (Series A) Cumulative Preferred Stock"

                  (v) 67,000 shares issued and outstanding designated "5.125% (Series A) Cumulative Preferred Stock"

                  (vi) 57,800 shares issued and outstanding designated "4.60% (Series B) Cumulative Preferred Stock"

                  (vii)    66,635 shares issued and outstanding designated "6%
                          Cumulative Preferred Stock"

                 Total     982,296




         (c)      Par Value $50 per share-entitled
                  to one half of one vote per share

                  (i)      700,000 shares unissued and undesignated as to series

         (d)      Par Value $100 per share

                  (i)      1,750,000 unissued and undesignated as to series

                  (ii) 1,000,000 shares issued and outstanding designated "6.52% Cumulative Preferred Stock"

                  Total    2,750,000

3.       Shares Outstanding

         The total number of shares issued and outstanding is 41,638,443, consisting of:

         (a)      40,296,147 shares of Common Stock;

         (b)      0 shares of Preferred Stock par value $25 per share;

         (c) 342,296 shares of Preferred Stock par value $50 per share-entitled to one vote per share;

         (d) 0 shares of Preferred Stock par value $50 per share-entitled to one-half of one vote per share; and

         (e)      1,000,000 shares of Preferred Stock par value $100 per share.


May 3, 2001